UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2015

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road, Suite 300 Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 20, 2015, ImmunoCellular Therapeutics, Ltd. issued a press release titled, “ImmunoCellular Therapeutics Presents Updated ICT-107 Phase 2 Survival and Immune Response Data at the Society for Neuro-Oncology Annual Meeting 2015,” a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated November 20, 2015, titled “ImmunoCellular Therapeutics Presents Updated ICT-107 Phase 2 Survival and Immune Response Data at the Society for Neuro-Oncology Annual Meeting 2015.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2015	IMMUNOCELLULAR THERAPEUTICS, LTD.

By: /s/ David Fractor
David Fractor Vice President of Finance and Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated November 20, 2015, titled “ImmunoCellular Therapeutics Presents Updated ICT-107 Phase 2 Survival and Immune Response Data at the Society for Neuro-Oncology Annual Meeting 2015.”